UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2021

MERIDA MERGER CORP. I

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39119	84-2266022
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

641 Lexington Avenue, 18th Floor

New York, NY 10022

(Address of Principal Executive Offices) (Zip Code)

(917) 745-7085

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	MCMJU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	MCMJ	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	MCMJW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 EXPLANATORY NOTE

On July 26, 2021, Merida Merger Corp. I (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (“Initial Form 8-K”) to disclose the non-reliance on certain previously filed financial statements under Item 4.02. This Amendment No. 1 to the Initial Form 8-K amends and restates such Item 4.02 to add certain additional required disclosure.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Securities and Exchange Commission (the “SEC”) released a public statement (the “Public Statement”) informing market participants that warrants issued by special purpose acquisition companies (“SPACs”) may require classification as a liability of the entity measured at fair value, with changes in fair value each period reported in earnings. Merida Merger Corp. I (the “Company”) has previously classified its private placement warrants and public warrants (collectively, the “warrants”) as equity. For a full description of the Company’s warrants, please refer to the Company’s final prospectus filed in connection with its initial public offering (“IPO”) on November 5, 2019 (“Final Prospectus”) and the description of the Company’s securities included as Exhibit 4.5 to the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2021 (“Annual Report”).

On July 23, 2021, management of the Company and the Audit Committee of the Board of Directors of the Company, after discussion with the Company’s independent registered public accounting firm, determined that the Company’s previous audited financial statements for the year ended December 31, 2020 and the period from June 20, 2019 (Inception) through December 31, 2019 (the “Affected Periods”) should no longer be relied upon due to changes required for alignment with the SEC’s Public Statement. The SEC’s Public Statement discussed “certain features of warrants issued in SPAC transactions” that “may be common across many entities.” The Public Statement indicated that when one or more of such features is included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.” Following consideration of the guidance in the Public Statement, while the terms and quantum of the warrants as described in the Final Prospectus and Annual Report have not changed, the Company concluded the private placement warrants do not meet the conditions to be classified in equity and instead, the private placement warrants meet the definition of a derivative under ASC 815, under which the Company should record such warrants as liabilities on the Company’s balance sheet. The Company intends to file an amendment to its Annual Report reflecting this reclassification of the warrants for the Affected Periods as of the date of the Company’s initial public offering (November 7, 2019). The adjustments to the financial statement items for the Affected Period will be set forth through expanded disclosure in the financial statements included in the amended filing, including further describing the restatement and its impact on previously reported amounts to be filed on July 26, 2021.

Going forward, unless the Company amends the terms of its warrant agreement, the Company expects to continue to classify its private placement warrants as liabilities, which would require the Company to incur the cost of measuring the fair value of the warrant liabilities, and which may have an adverse effect on the Company’s results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2021

MERIDA MERGER CORP. I

By:	/s/ Peter Lee
Name: Peter Lee
Title: President and Chief Financial Officer

2